                                                                    Exhibit 99.2


                           MID-CENTRAL PLASTICS, INC.

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996

                           MID-CENTRAL PLASTICS, INC.

                     Years Ended December 31, 1997 and 1996


                                    CONTENTS

                                                                         Page
INDEPENDENT AUDITORS' REPORT                                                 1


FINANCIAL STATEMENTS

  Statements of Income                                                       2

  Balance Sheets                                                             3

  Statements of Retained Earnings                                            4

  Statements of Cash Flows                                                   5

NOTES TO THE FINANCIAL STATEMENTS                                         6-10



Board of Directors and Stockholders
Mid-Central Plastics, Inc.


                          INDEPENDENT AUDITORS' REPORT


    We have audited the accompanying balance sheets of Mid-Central Plastics, Inc. as of December 31, 1997 and 1996, and the related statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mid-Central Plastics, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.



/s/ Northup, Haines, Kaduce, Schmid, Macklin, P.C.


January 29, 1998, except for Note 12, as to which the date is April 27, 1998 West Des Moines, Iowa

                           MID-CENTRAL PLASTICS, INC.

                              STATEMENTS OF INCOME

                     Years Ended December 31, 1997 and 1996


                                                          1997         1996
                                                      -----------  -----------
SALES
 Plastic                                              $26,824,239  $19,392,512
 Molds                                                  1,533,463    1,797,554
 Raw material                                             109,774       88,871
                                                      -----------  -----------

    TOTAL SALES                                        28,467,476   21,278,937

COST OF SALES                                          23,307,521   17,822,660
                                                      -----------  -----------

GROSS PROFIT                                            5,159,955    3,456,277
                                                      -----------  -----------

EXPENSES
 Selling                                                  648,642      526,117
 General and administrative                             1,794,198    1,682,445
                                                      -----------  -----------

   TOTAL EXPENSES                                       2,442,840    2,208,562
                                                      -----------  -----------

OPERATING INCOME                                        2,717,115    1,247,715
                                                      -----------  -----------

OTHER INCOME (EXPENSE)
 Interest expense                                        (184,191)    (184,961)
 Gain (loss) on sale of assets                              1,750      (11,105)
 Interest income                                            9,908       16,961
 Miscellaneous income                                      18,926      134,958
                                                      -----------  -----------

   OTHER EXPENSE, NET                                    (153,607)     (44,147)
                                                      -----------  -----------

INCOME BEFORE INCOME TAXES                              2,563,508    1,203,568

PROVISION FOR INCOME TAXES - Note 3                       983,074      478,176
                                                      -----------  -----------



NET INCOME                                            $ 1,580,434  $   725,392
                                                      ===========  ===========
EARNINGS PER SHARE - Basic and Diluted                $     63.22  $     27.06
                                                      ===========  ===========
WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUTSTANDING - Basic and Diluted                            24,999       26,805
                                                      ===========  ===========



See Notes to Financial Statements

                           MID-CENTRAL PLASTICS, INC.

                                 BALANCE SHEETS


                                     ASSETS

                                                                   DECEMBER 31

                                                              1997        1996
                                                       -----------  ----------
CURRENT ASSETS
 Cash and cash equivalents                             $    20,100  $   12,291
 Accounts receivable                                     2,934,662   2,191,513
 Inventories - Note 1                                    2,920,572   3,116,072
 Mold deposits - Note 2                                     45,099      64,098
 Prepaid expenses                                           76,323     117,215
 Deferred income tax benefit - Note 3                       22,309      20,241
                                                       -----------  ----------

   TOTAL CURRENT ASSETS                                  6,019,065   5,521,430
                                                       -----------  ----------

PROPERTY, PLANT AND EQUIPMENT, AT COST - Note 6
 Land                                                       30,851      30,851
 Parking lot improvements                                  304,627     304,627
 Buildings                                               2,174,681   1,935,680
 Machinery                                               8,697,330   8,029,426
 Office equipment                                          982,677     734,192
 Automobiles and trucks                                    105,947     120,247
 Equipment under construction                              556,690      15,000
                                                       -----------  ----------

                                                        12,852,803  11,170,023
 Less accumulated depreciation                           8,938,822   8,493,574
                                                       -----------  ----------

   PROPERTY, PLANT AND EQUIPMENT, NET                    3,913,981   2,676,449
                                                       -----------  ----------

OTHER ASSETS
 Cash surrender value, officer life insurance               54,086      40,721
 Employee advances                                           4,991       5,629
 Note receivable, stockholder - Note 4                     315,533     285,008
 Prepaid expenses                                           15,508      22,982
 Deferred income tax benefit - Note 3                       51,697      74,003
 Non compete agreement, net of $32,986
 and $10,986 accumulated amortization
 in 1997 and 1996, respectively                            296,878     318,869
                                                       -----------  ----------

   TOTAL OTHER ASSETS                                      738,693     747,212
                                                       -----------  ----------




                                                       $10,671,739  $8,945,091
                                                       ===========  ==========

See Notes to Financial Statements

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                     DECEMBER 31

                                                             1997        1996
                                                      -----------  ----------
  CURRENT LIABILITIES
   Notes payable, bank - Note 5                       $   738,788  $1,265,499
   Accounts payable                                     1,619,868     947,765
   Other accrued expenses                                 596,985     352,560
   Accrued income taxes                                    67,233     278,812
   Current maturities of long
    term debt - Note 6                                    181,227     159,396
   Current maturities of deferred
    compensation payable - Note 7                          58,709      53,266
                                                      -----------  ----------

     TOTAL CURRENT LIABILITIES                          3,262,810   3,057,298
                                                      -----------  ----------

  LONG TERM DEBT - Note 6                               1,333,701   1,334,290
                                                      -----------  ----------

  DEFERRED COMPENSATION PAYABLE - Note 7                  136,031     194,740
                                                      -----------  ----------

  COMMITMENTS AND CONTINGENCIES - Note 8 and Note 11

  STOCKHOLDERS' EQUITY
   Common stock, Class A, $10 par value,
    authorized 200,000 shares, issued
    15,000 shares                                        150,000     150,000
   Common stock, Class B, $10 par value,
    authorized 200,000 shares, issued
    15,000 shares                                         150,000     150,000
   Paid-in capital                                          1,520       1,520
   Retained earnings                                    6,080,149   4,499,715
                                                      -----------  ----------

                                                        6,381,669   4,801,235
  LESS TREASURY STOCK, AT COST
   Common stock, Class B, 5,001 shares                    442,472     442,472
                                                      -----------  ----------

     TOTAL STOCKHOLDERS' EQUITY                         5,939,197   4,358,763
                                                      -----------  ----------



                                                      $10,671,739  $8,945,091
                                                      ===========  ==========

                           MID-CENTRAL PLASTICS, INC.

                        STATEMENTS OF RETAINED EARNINGS

                     Years Ended December 31, 1997 and 1996

                                                             1997        1996
                                                       ----------  ----------
BALANCE

 Beginning of year                                     $4,499,715  $3,774,323



NET INCOME FOR YEAR                                     1,580,434     725,392
                                                       ----------  ----------



BALANCE

 End of year                                           $6,080,149  $4,499,715
                                                       ==========  ==========




See Notes to Financial Statements

                           MID-CENTRAL PLASTICS, INC.

                            STATEMENTS OF CASH FLOWS

                     Years Ended December 31, 1997 and 1996
                          Increase (Decrease) in Cash


                                                           1997         1996
                                                       -----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                            $ 1,580,434  $   725,392
 Adjustments to reconcile net income to
  net cash provided by operating activities:
   Depreciation                                            525,539      592,823
   Amortization                                             29,465       10,995
   Deferred income taxes                                    20,238       18,364
   Imputed interest on deferred compensation                21,734       26,673
   (Gain) Loss on sale of assets                            (1,750)      11,105
   Increase in cash value of life insurance                (13,365)     (15,945)
   Changes in assets and liabilities:
    Accounts receivable                                   (743,149)      20,057
    Inventories                                            195,500   (1,055,137)
    Prepaid expenses and mold deposits                      59,891     (117,771)
    Accounts payable and accrued expenses                  916,528      322,842
    Accrued income taxes                                  (211,579)     262,586
    Deferred compensation payable                          (75,000)     (75,000)
                                                       -----------  -----------

 Net Cash Provided by Operating Activities               2,304,486      726,984
                                                       -----------  -----------

CASH FLOWS FROM INVESTING ACTIVITIES
 Additions to property, plant and equipment             (1,763,071)    (653,659)
 Proceeds from sale of assets                                1,750       37,090
 Advances to stockholder                                   (30,525)     (14,019)
 (Increase) decrease in employee advances                      638       (2,136)
 Advance payment on auto leases                                 --      (12,594)
 Acquisition of non compete agreements                          --     (329,864)
                                                       -----------  -----------

 Net Cash Used in Investing Activities                  (1,791,208)    (975,182)
                                                       -----------  -----------

CASH FLOWS FROM FINANCING ACTIVITIES
 Additions (reductions) to operating line of
  credit, net                                             (526,711)     605,736
 Payments on long term debt                               (163,758)  (1,664,391)
 Proceeds from long term debt                              185,000    1,600,000
 Purchase of treasury stock                                     --     (316,397)
                                                       -----------  -----------

 Net Cash Provided by (Used in) Financing Activities      (505,469)     224,948
                                                       -----------  -----------

NET CHANGE IN CASH                                           7,809      (23,250)

CASH, BEGINNING OF YEAR                                     12,291       35,541
                                                       -----------  -----------

CASH, END OF YEAR                                      $    20,100  $    12,291
                                                       ===========  ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
 Cash paid during the year for:
  Interest                                             $   161,882  $   158,293
  Income taxes                                           1,174,412      197,226



See Notes to Financial Statements

                           MID-CENTRAL PLASTICS, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                     Years Ended December 31, 1997 and 1996


DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

    NATURE OF BUSINESS - Mid-Central Plastics, Inc., founded in 1960, is a manufacturer and molder of custom plastic component parts. Most of the Company's business activity is with customers located within Iowa and surrounding states.

    INVENTORIES - Inventories are stated at the lower of cost or market value. Cost is determined using the first-in, first-out method. Plant overhead is allocated to finished goods inventory in direct proportion to the plant wages included in finished goods.

    ACCOUNTS RECEIVABLE - The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

    PREPAID AUTO LEASE - The Company is amortizing the cost of advance automobile lease payments over the twenty-four month term of the related lease.

    FAIR VALUE OF FINANCIAL INSTRUMENTS - The Company considers the recorded value of its financial assets and liabilities, which consist primarily of cash, accounts receivable, accounts payable, notes payable and long-term debt, to approximate the fair value of the respective assets an liabilities.

    EARNINGS PER SHARE - Earning per share is computed under the provisions of Statement of Financial Accounting Standards No. 128, Earnings Per Share, which was adopted retroactively by the Company at December 31, 1994. Amounts reported as earnings per share for the periods ended December 31, 1997 and December 31, 1996, reflect the earnings available to stockholders for the period divided by the weighted average number of common shares outstanding during the period. The Company has no dilutive sercurities as defined under SFAS No. 128, therefore, a single earnings per share amount is presented in the financial statements.

    PROPERTY, PLANT AND EQUIPMENT - Property, plant and equipment are carried at the lower of depreciated cost or fair market value. Expenditures for property and those which substantially increase useful lives are capitalized. Maintenance, repairs and minor renewals are expensed as incurred. When assets are retired or otherwise disposed of, their costs and related accumulated depreciation are removed from the accounts and the resulting gains or losses are included in income.

    Depreciation is provided by both the straight-line and declining balance methods over estimated useful lives ranging from five to ten years on equipment and fifteen to thirty-three years on buildings and improvements.

    AMORTIZATION - Covenants not to compete by former shareholders acquired in 1996 are being amortized using the straight line method over a period of fifteen years. Amortization expense for December 31, 1997 and 1996 was $21,991 and $10,995, respectively.

    ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could vary from estimates that were used.

    CONCENTRATION OF CREDIT RISK - In the normal course of business, the Company extends unsecured credit to customers. The Company has cash in excess of $100,000 on deposit in individual banks. The Federal Deposit Insurance Corporation (FDIC) insures only the first $100,000 of funds at member banks.

                           MID-CENTRAL PLASTICS, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                     Years Ended December 31, 1997 and 1996



1 - INVENTORIES

     The components of inventories as of December 31, 1997 and 1996 consisted of the following:

                                                           1997        1996
                                                       ----------  ----------
     Raw materials                                     $1,581,551  $1,854,979
     Finished goods                                     1,105,870   1,143,344
     Packaging supplies                                   233,151     117,749
                                                       ----------  ----------

                                                       $2,920,572  $3,116,072
                                                       ==========  ==========

2 - MOLD DEPOSITS

     The Company, for the convenience of its customers, contracted with outside diemakers for the fabrication of molds required to produce specific customer orders. Deposits at year-end represented amounts paid to diemakers which had not been billed to customers. Generally, one-half of mold price is billed at the time mold production commences and the balance upon production of the first piece of product. The molds were the property of the customers. Mold deposits at December 31, 1997 and 1996 totaled $45,099 and $64,098, respectively.

3 - INCOME TAXES

     Income tax expense for the years ended December 31, 1997 and 1996 is comprised of the following:

                                                             1997      1996
                                                           --------  --------
     Current
     Federal                                               $844,050  $402,339
     State                                                  118,783    57,473
                                                           --------  --------

     Total Current                                          962,833   459,812
     Deferred                                                20,241    18,364
                                                           --------  --------

        Total Provision                                    $983,074  $478,176
                                                           ========  ========

     A reconciliation of income taxes computed using the federal statutory rate of 34% in 1997 and 1996 to the income tax provision is as follows:


                                                             1997      1996
                                                           --------  --------
     Tax at the federal statutory rate                     $871,593  $409,213
     State income tax, net of federal tax benefit            78,397    36,191
     Nondeductible expenses and other                        33,084    32,772
                                                           --------  --------

                                                           $983,074  $478,176
                                                           ========  ========

                           MID-CENTRAL PLASTICS, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                     Years Ended December 31, 1997 and 1996



     As of December 31, 1997, a deferred tax asset of $74,006 ($94,244 at December 31, 1996) had been recognized for the taxable temporary difference related to deferred employee compensation. For financial statement purposes, deferred employee compensation was deducted as the services were performed. For tax purposes, these costs were not deductible until paid (see Note 7).

     The deferred tax asset has been classified in the balance sheet as follows:


                   Current                                  $22,309
                   Long term                                 51,697
                                                            -------

                   Total deferred income tax benefit        $74,006
                                                            =======


     The Company has not recorded a valuation allowance for the deferred tax asset as they feel that it is more likely then not that it will be ultimately realized.

4 - NOTE RECEIVABLE, STOCKHOLDER

     The Company had made cumulative advances totaling $315,533 in 1997 and $285,008 in 1996 to one of its stockholders. These notes bear interest equal to the federal short term applicable rate adjusted monthly (6.08% at December 31, 1997 and 5.60% at December 31, 1996) and are due upon demand.

5 - NOTES PAYABLE, BANK

     On December 31, 1997, the Company had available a $2,500,000 line of credit with Bankers Trust Company. The line of credit bears interest at the bank's prime rate adjusted daily (8.50% in 1997 and 8.25% in 1996). Interest only is paid monthly until maturity of the note on May 1, 1999 when any unpaid principal balance plus accrued interest is due. This loan is secured by all assets of the Company.

     The Company utilized a managed disbursement account in conjunction with both of the above operating lines of credit. Under the agreement, idle cash in the operating checking account is applied daily against the operating line of credit balance. If the checking account balance drops below zero, cash is advanced from the operating credit line to eliminate any deficiency. Interest is credited to the Company when the operating checking account balance exceeds outstanding advances against the credit line.


     At December 31, 1997 and 1996 the outstanding balances under the operating line of credit consisted of the following:

                                                            1997         1996
                                                          --------   ----------
     Direct loans                                         $356,093   $  868,839
     Outstanding checks awaiting clearing                  382,695      396,660
                                                          --------   ----------
     Total balance due on credit line                     $738,788   $1,265,499
                                                          ========   ==========

                           MID-CENTRAL PLASTICS, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                     Years Ended December 31, 1997 and 1996



6 - LONG TERM DEBT

     Long term debt consisted of the following:

                                                               1997          1996
                                                            ----------    ----------
     Mortgage loan payable to Bankers Trust Company
      due in monthly installments of $13,333 plus
      interest at the bank's prime rate adjusted
      daily (8.50% at December 31, 1997); this loan
      is secured by equipment and real estate                $1,333,340   $1,493,686
     Equipment loan payable to Bankers Trust Company
      due in monthly installments of $2,983 including
      interest at 8.47%; this loan is secured by a press        181,588           --
                                                            ----------    ----------

                                                             1,514,928     1,493,686
     Less current maturities                                   181,227       159,396
                                                            ----------    ----------

     Total long term debt                                   $1,333,701    $1,334,290
                                                            ==========    ==========

     Payments required on long term debt in future years are as follows:

                    1998                           $181,227
                    1999                            183,097
                    2000                            185,131
                    2001                            187,345
                    2002                            189,754
                Thereafter                          588,374


7 - DEFERRED COMPENSATION PAYABLE

    The Company has a deferred compensation obligation that originated from an employment contract with the former chief executive officer who retired in 1991. The compensation agreement provided for a ten year annuity based on years of service with the Company from the effective date of the agreement (January 1, 1976) to his retirement on January 1, 1991. Liability for the ten year annuity, which is being paid in monthly installments of $6,250, had been accrued at its present value using a discount rate of 9.75% and totaled $194,740 and $248,006 at December 31, 1997 and 1996, respectively.

    The current and long term portion of the deferred compensation payable are reported in the balance sheet.

8 - COMMITMENTS

    The Company, pursuant to a buy-sell agreement with its shareholders, had agreed to repurchase, at a price to be determined by a formula, all or a part of the shares of a shareholder who becomes deceased. Payment was to be 10% down with the balance payable over ten years. In addition, the Company has options to purchase shares of any stockholder desiring to dispose of shares during their lifetime.

                           MID-CENTRAL PLASTICS, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                     Years Ended December 31, 1997 and 1996



9 - MAJOR CUSTOMERS

      Sales to two publicly traded, international customers consisted of approximately 68% of total sales for 1997. Sales to the one major customer, a manufacturer of agricultural related machinery and equipment, totaled 50% for 1997. This percentage was approximately 59% of total sales for 1996.

      A second customer grew to become a major customer during 1997. This manufacturer of snowmobiles and recreational vehicles, purchased 18% of all sales for 1997.

      Sales to fifteen individual operating entities of the agricultural customer and the three operating entities for the recreational vehicle manufacturer have been aggregated for calculation of these percentages.

      Total accounts receivable from the agricultural customer and the recreational vehicle manufacturer at December 31, 1997 amounted to $1,546,004 and $412,304 respectively.

10 - EMPLOYEE BENEFIT PLANS

      The Company sponsors a profit sharing and 401(k) salary-reduction plan which covers substantially all employees. Contributions to the profit sharing plan are at the discretion of the Board of Directors. Profit sharing plan contributions of $351,486 and $126,415 was approved for 1997 and 1996 respectively. The Company matches 25% of an employee's voluntary salary-reduction contributions to a maximum 3% of total compensation. The employer matching expense was $66,891 for 1997 and $61,131 for 1996. Fees paid by the Company for plan administration for 1997 and 1996 was $29,120 and $24,293, respectively.

11 - CONTINGENCY - PENDING IRS EXAMINATION

      Late in 1997, the Internal Revenue Service started an examination of the Company's federal income tax returns for the years 1995 and 1996. The examining agent has focused on two issues. First, he is requesting addition information as to the allocation of overhead to the Company's finished goods inventory. Second, the agent is considering the possibility that the costs to obtain International Standards Organization (ISO 9000) certification may be a capital asset subject to depreciation over seventeen years. These costs have been previously expensed when incurred.

      Management feels the effect of any adjustment proposed by the agent will not have a material affect to the financial statements.

12 - SUBSEQUENT EVENT

      On March 6, 1998, the Stockholders of the Company received an offer to purchase their ownership interest in the Company. This offer was subject to accomplishment of certain conditions which were being pursued.

                           MID-CENTRAL PLASTICS, INC.

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

                           MID-CENTRAL PLASTICS, INC.

                     Years Ended December 31, 1996 and 1995


                                    CONTENTS

  Page
INDEPENDENT AUDITORS' REPORT                                               1


FINANCIAL STATEMENTS

 Statements of Income                                                      2

 Balance Sheets                                                            3

 Statements of Retained Earnings                                           4

 Statements of Cash Flows                                                  5

NOTES TO THE FINANCIAL STATEMENTS                                       6-11

Board of Directors and Stockholders
Mid-Central Plastics, Inc.


                          INDEPENDENT AUDITORS' REPORT


     We have audited the accompanying balance sheets of Mid-Central Plastics, Inc. as of December 31, 1996 and 1995, and the related statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mid-Central Plastics, Inc. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


/s/ Northup, Haines, Kaduce, Schmid, Macklin, P.C.


February 8, 1997
West Des Moines, Iowa

                           MID-CENTRAL PLASTICS, INC.

                              STATEMENTS OF INCOME

                     Years Ended December 31, 1996 and 1995

                                                   1996          1995
                                               -----------    -----------
SALES
 Plastic                                       $19,392,512    $17,076,399
 Molds                                           1,797,554      1,602,796
 Raw material                                       88,871        164,316
                                               -----------    -----------

   SALES, NET                                   21,278,937     18,843,511

COST OF SALES                                   17,822,660     16,383,200
                                               -----------    -----------

GROSS PROFIT                                     3,456,277      2,460,311
                                               -----------    -----------

EXPENSES
 Selling                                           526,117        493,342
 General and administrative                      1,682,445      1,260,737
                                               -----------    -----------

   TOTAL EXPENSES                                2,208,562      1,754,079
                                               -----------    -----------

OPERATING INCOME                                 1,247,715        706,232
                                               -----------    -----------

OTHER INCOME (EXPENSE)
 Interest expense                                 (184,961)      (251,500)
 Loss on sale of assets                            (11,105)       (15,578)
 Interest income                                    16,961          8,430
 Miscellaneous income                              134,958          4,262
                                               -----------    -----------

   OTHER EXPENSE, NET                              (44,147)      (254,386)
                                               -----------    -----------

INCOME BEFORE INCOME TAXES                       1,203,568        451,846

PROVISION FOR INCOME TAXES - Note 3                478,176        196,778
                                               -----------    -----------


NET INCOME                                     $   725,392    $   255,068
                                               ===========    ===========


EARNINGS PER SHARE - Basic and Diluted         $     27.06    $      9.00
                                               ===========    ===========


WEIGHTED AVERAGES NUMBER OF COMMON SHARES
OUTSTANDING - Basic and Diluted                     26,805         28,333
                                               ===========  =============


See Notes to Financial Statements

                           MID-CENTRAL PLASTICS, INC.

                                 BALANCE SHEETS


                                     ASSETS

                                                                     DECEMBER 31

                                                                    1996        1995
                                                                 ----------  ----------
CURRENT ASSETS
 Cash and cash equivalents                                       $   12,291  $   35,541
 Accounts receivable                                              2,191,513   2,211,570
 Inventories - Note 1                                             3,116,072   2,060,935
 Mold deposits - Note 2                                              64,098      44,261
 Prepaid expenses                                                   117,215      19,281
 Deferred income tax benefit - Note 3                                20,241      18,364
                                                                 ----------  ----------

    TOTAL CURRENT ASSETS                                          5,521,430   4,389,952
                                                                 ----------  ----------

PROPERTY, PLANT AND EQUIPMENT, AT COST - Note 6
 Land                                                                30,851      30,851
 Parking lot improvements                                           304,627     304,627
 Buildings                                                        1,935,680   1,745,779
 Machinery                                                        8,029,426   7,794,704
 Office equipment                                                   734,192     614,087
 Automobiles and trucks                                             120,247     177,088
 Equipment under construction                                        15,000        ----
                                                                 ----------  ----------

                                                                 11,170,023  10,667,136
 Less accumulated depreciation                                    8,493,574   8,003,328
                                                                 ----------  ----------

    PROPERTY, PLANT AND EQUIPMENT, NET                            2,676,449   2,663,808
                                                                 ----------  ----------

OTHER ASSETS
 Cash surrender value, officer life insurance                        40,721      24,776
 Employee advances                                                    5,629       3,493
 Note receivable, stockholder - Note 4                              285,008     270,989
 Prepaid expenses                                                    22,982      10,388
 Deferred income tax benefit - Note 3                                74,003      92,244
 Non compete agreement,
    net of $10,995 accumulated amortization                         318,869        ----
                                                                 ----------  ----------

    TOTAL OTHER ASSETS                                              747,212     403,890
                                                                 ----------  ----------




                                                                 $8,945,091  $7,457,650
                                                                 ==========  ==========

See Notes to Financial Statements

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                  DECEMBER 31

                                                          1996        1995
                                                       ----------  ----------
CURRENT LIABILITIES
 Notes payable, bank - Note 5                          $1,265,499  $  659,763
 Accounts payable                                         947,765     801,186
 Other accrued expenses                                   352,560     176,297
 Accrued income taxes                                     278,812      16,226
 Current maturities of long
   term debt - Note 6                                     159,266     119,507
 Current maturities of deferred
   compensation payable - Note 7                           53,266      48,327
                                                       ----------  ----------

   TOTAL CURRENT LIABILITIES                            3,057,298   1,821,306
                                                       ----------  ----------

LONG TERM DEBT - Note 6                                 1,334,290   1,438,570
                                                       ----------  ----------

DEFERRED COMPENSATION PAYABLE - Note 7                    194,740     248,006
                                                       ----------  ----------

COMMITMENTS AND CONTINGENCIES - Note 8

STOCKHOLDERS' EQUITY
 Common stock, Class A, $10 par value,
   authorized 200,000 shares, issued
   15,000 shares                                          150,000     150,000
 Common stock, Class B, $10 par value,
   authorized 200,000 shares, issued
   15,000 shares                                          150,000     150,000
 Paid-in capital                                            1,520       1,520
 Retained earnings                                      4,499,715   3,774,323
                                                       ----------  ----------

                                                        4,801,235   4,075,843
LESS TREASURY STOCK, AT COST
 Common stock, Class B, 5,001 shares
 in 1996 and 1,667 shares in 1995                         442,472     126,075
                                                       ----------  ----------

   TOTAL STOCKHOLDERS' EQUITY                           4,358,763   3,949,768
                                                       ----------  ----------


                                                       $8,945,091  $7,457,650
                                                       ==========  ==========

                           MID-CENTRAL PLASTICS, INC.

                        STATEMENTS OF RETAINED EARNINGS

                     Years Ended December 31, 1996 and 1995


                                                          1996        1995
                                                       ----------  ----------
BALANCE

 Beginning of year                                     $3,774,323  $3,519,255



NET INCOME FOR YEAR                                       725,392     255,068
                                                       ----------  ----------



BALANCE

 End of year                                           $4,499,715  $3,774,323
                                                       ==========  ==========



See Notes to Financial Statements

                           MID-CENTRAL PLASTICS, INC.

                            STATEMENTS OF CASH FLOWS

                     Years Ended December 31, 1996 and 1995
                          Increase (Decrease) in Cash


                                                            1996          1995
                                                        ------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                             $    725,392  $    255,068
 Adjustments to reconcile net income to
 net cash provided by operating activities:
  Depreciation                                               592,823       617,687
  Amortization of non compete agreements                      10,995           ---
  Deferred income taxes                                       18,364        16,661
  Imputed interest on deferred compensation                   26,673        31,154
  Loss on sale of assets                                      11,105        15,578
  Increase in cash value of life insurance                   (15,945)      (12,305)
  Changes in assets and liabilities:
   Accounts receivable                                        20,057       255,837
   Inventories                                            (1,055,137)      (65,326)
   Prepaid expenses and mold deposits                       (117,771)      (10,798)
   Accounts payable and accrued expenses                     322,842      (312,168)
   Accrued income taxes                                      262,586        10,610

   Deferred compensation payable                             (75,000)      (75,000)
                                                          -----------  -----------

 Net Cash Provided by Operating Activities                   726,984       727,007
                                                          -----------  -----------

CASH FLOWS FROM INVESTING ACTIVITIES
 Additions to property, plant and equipment                 (653,659)     (224,195)
 Proceeds from sale of assets                                 37,090        28,000
 Advances to stockholder                                     (14,019)     (109,741)
 Employee advance increase                                    (2,136)       (1,750)
 Advance payment on auto leases                              (12,594)      (21,881)
 Acquisition of non compete agreements                      (329,864)          ---
                                                          -----------  -----------

 Net Cash Used in Investing Activities                      (975,182)     (329,567)
                                                          -----------  -----------

CASH FLOWS FROM FINANCING ACTIVITIES
 Additions (reductions) to operating line of credit, net     605,736    (1,440,237)
 Payments on long term debt                               (1,664,391)      (72,453)
 Proceeds from long term debt                              1,600,000     1,000,000
 Purchase of treasury stock                                 (316,397)          ---
                                                          -----------  -----------

 Net Cash Provided by (Used in) Financing Activities         224,948      (512,690)
                                                          -----------  -----------

NET CHANGE IN CASH                                           (23,250)     (115,250)

CASH, BEGINNING OF YEAR                                       35,541       150,791
                                                          -----------  -----------

CASH, END OF YEAR                                         $   12,291   $    35,541
                                                          ===========  ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
 Cash paid during the year for:
  Interest                                                $   158,293  $   220,044
  Income taxes                                                197,226      189,697



See Notes to Financial Statements

                           MID-CENTRAL PLASTICS, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                     Years Ended December 31, 1996 and 1995



DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

    NATURE OF BUSINESS - Mid-Central Plastics, Inc., founded in 1960, is a manufacturer and molder of custom plastic component parts. Most of the Company's business activity is with customers located within Iowa and surrounding states. In the normal course of business, the Company extends unsecured credit to its customers.

    INVENTORIES - Inventories are stated at the lower of cost or market value. Cost is determined using the first-in, first-out method. Plant overhead is allocated to finished goods inventory in direct proportion to the plant wages included in finished goods.

    ACCOUNTS RECEIVABLE - The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

    PREPAID AUTO LEASE - The Company is amortizing the cost of advance automobile lease payments over the twenty-four month term of the related lease.

    FAIR VALUE OF FINANCIAL INSTRUMENTS - The Company considers the recorded value of its financial assets and liabilities, which consist primarily of cash, accounts receivable, accounts payable, notes payable and long-term debt, to approximate the fair value of the respective assets an liabilities.

    EARNINGS PER SHARE - Earning per share is computed under the provisions of Statement of Financial Accounting Standards No. 128, Earnings Per Share, which was adopted retroactively by the Company at December 31, 1994. Amounts reported as earnings per share for the periods ended December 31, 1996 and December 31, 1995, reflect the earnings available to stockholders for the period divided by the weighted average number of common shares outstanding during the period. The Company has no dilutive securities as defined under SFAS No. 128, therefore, a single earnings per share amount is presented in the financial statements.

    PROPERTY, PLANT AND EQUIPMENT - Property, plant and equipment are carried at the lower of depreciated cost or fair market value. Expenditures for property and those which substantially increase useful lives are capitalized. Maintenance, repairs and minor renewals are expensed as incurred. When assets are retired or otherwise disposed of, their costs and related accumulated depreciation are removed from the accounts and the resulting gains or losses are included in income.

    Depreciation is provided by both the straight-line and declining balance methods over estimated useful lives ranging from five to ten years on equipment and fifteen to thirty-three years on buildings and improvements.

    AMORTIZATION - Covenants not to compete by former shareholders acquired in 1996 are being amortized using the straight line method over a period of fifteen years. Amortization expense for December 31, 1996 was $10,995.

    ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could vary from estimates that were used.


    RECLASSIFICATION - Certain amounts in the 1995 financial statements have been reclassified to reflect comparability with account classifications adopted for 1996. Such reclassification had no effect on previously reported net income.

                           MID-CENTRAL PLASTICS, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                     Years Ended December 31, 1996 and 1995




1 - INVENTORIES

    The components of inventories as of December 31 consisted of the following:

                                                          1996        1995
                                                       ----------  ----------
    Raw materials                                      $1,854,979  $1,310,434
    Finished goods                                      1,143,344     681,399
    Packaging supplies                                    117,749      69,102
                                                       ----------  ----------

                                                       $3,116,072  $2,060,935
                                                       ==========  ==========

2 - MOLD DEPOSITS

    The Company, for the convenience of its customers, contracted with outside diemakers for the fabrication of molds required to produce specific customer orders. Deposits at year-end represented amounts paid to diemakers which had not been billed to customers. Generally, one-half of mold price is billed at the time mold production commences and the balance upon production of the first piece of product. The molds were the property of the customers. Mold deposits at December 31, 1996 and 1995 totaled $64,098 and $44,261, respectively.

3 - INCOME TAXES

    Income tax expense for the years ended December 31, 1996 and 1995 is comprised of the following:


                                                  1996       1995    Current
                                                --------  --------
    Federal                                     $402,339  $160,481
    State                                         57,473    19,636
                                                --------  --------
    Total Current                                459,812   180,117
    Deferred                                      18,364    16,661
                                                --------  --------

    Total Provision                             $478,176  $196,778
                                                ========  ========


    A reconciliation of income taxes computed using the federal statutory rate of 34% in 1996 and 1995 to the income tax provision is as follows:

                                                  1996     1995
                                                --------  --------
    Tax at the federal statutory rate           $409,213  $153,627
    State income tax, net of federal
      tax benefit                                 36,191    11,716
    Nondeductible expenses and other              32,772    31,435
                                                --------  --------
                                                $478,176  $196,778
                                                ========  ========

                           MID-CENTRAL PLASTICS, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                     Years Ended December 31, 1996 and 1995



    As of December 31, 1996, a deferred tax asset of $94,244 ($112,608 at December 31, 1995) had been recognized for the taxable temporary difference related to deferred employee compensation. For financial statement purposes, deferred employee compensation was deducted as the services were performed. For tax purposes, these costs were not deductible until paid (see Note 7).

    The deferred tax asset has been classified in the balance sheet as follows:


                   Current                            $20,241
                   Long term                           74,003
                                                      -------

                   Total deferred income tax benefit  $94,244
                                                      =======


    The Company has not recorded a valuation allowance for the deferred tax asset as they feel that it is more likely then not that it will be ultimately realized.

4 - NOTE RECEIVABLE, STOCKHOLDER

    The Company had made cumulative advances totaling $285,008 in 1996 and $270,989 in 1995 to two of its stockholders. These notes bear interest equal to the federal short term applicable rate adjusted monthly (5.60% at December 31, 1996 and 5.51% at December 31, 1995) and are due upon demand.

5 - NOTES PAYABLE, BANK

    On December 31, 1996, the Company had available a $2,000,000 line of credit with Bankers Trust Company. The line of credit bears interest at the bank's prime rate adjusted daily (8.25%). Interest only is paid monthly until maturity of the Note on May 1, 1998 when any unpaid principal balance plus accrued interest is due. This loan is secured by all assets of the Company.

    At December 31, 1995, the line of credit available from Firstar Bank was $1,700,000. Interest only was payable monthly at the bank's prime rate adjusted daily (8.5%), The note, maturing on June 30, 1996, was also secured by all assets of the Company.

    The Company utilized a managed disbursement account in conjunction with both the above operating lines of credit. Under the agreement, idle cash in the operating checking account is applied daily against the operating line of credit balance. If the checking account balance drops below zero, cash is advanced from the operating credit line to eliminate any
    deficiency.   Interest is credited to the Company when the operating
    checking account balance exceeds outstanding advances again the credit line.

                           MID-CENTRAL PLASTICS, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                     Years Ended December 31, 1996 and 1995

At December 31, 1996 and 1995 the outstanding balances under the operating line of credit consisted of the following:

                                                                       1996       1995
                                                                    ----------  ---------
     Direct loans                                                   $  868,839  $  39,000
     Outstanding checks awaiting clearing                              396,660    620,763
                                                                    ----------  ---------

     Total balance due on credit line                               $1,265,499  $ 659,763
                                                                    ==========  =========


6 - LONG TERM DEBT

    Long term debt consisted of the following:

                                                                                 1996       1995
                                                                              ----------  ---------
    Mortgage loan payable to Bankers Trust Company
    due in monthly installments of $13,283 plus
    interest at the bank's prime rate adjusted
    daily (8.25% at December 31, 1996); this loan
    is secured by equipment and real estate                                   $1,493,686   $     --
    Mortgage loan payable to payable to Firstar Bank due in
    monthly installments of $7,873 including interest at the
    bank's prime rate adjusted daily (8.50% at December 31, 1995);
    this loan was secured by equipment and real estate.                               --    590,591
    Mortgage loan payable to Firstar Bank due in
    Monthly installments of $12,740 including interest at the
    bank's prime rate adjusted daily (8.50% at December 31,  1995);
    this loan was secured by equipment and real estate.                               --    967,486
                                                                              ----------  ---------

                                                                               1,493,686  1,558,077
   Less current maturities                                                       159,396    119,507
                                                                              ----------  ---------
   Total long term debt                                                       $1,334,290 $1,438,570
                                                                              ========== ==========

   Payments required on long term debt in future years are as follows:

1997              $159,396
1998               159,396
1999               159,396
2000               159,396
2001               159,396
 Thereafter        696,706

                           MID-CENTRAL PLASTICS, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                     Years Ended December 31, 1996 and 1995


7 - DEFERRED COMPENSATION PAYABLE

     The Company has a deferred compensation obligation that originated from an employment contract with the former chief executive officer who retired in 1991. The compensation agreement provided for a ten year annuity based on years of service with the Company from the effective date of the agreement (January 1, 1976) to his retirement on January 1, 1991. Liability for the ten year annuity, which is being paid in monthly installments of $6,250, had been accrued at its present value using a discount rate of 9.75% and totaled $248,006 and $296,333 at December 31, 1996 and 1995, respectively.

     The current and long term portion of the deferred compensation payable are reported in the balance sheet.

8 - COMMITMENTS

     The Company, pursuant to a buy-sell agreement with its shareholders, had agreed to repurchase, at a price to be determined by a formula, all or a part of the shares of a shareholder who becomes deceased. Payment was to be 10% down with the balance payable over ten years. In addition, the Company has options to purchase shares of any stockholder desiring to dispose of shares during their lifetime.


9 - MAJOR CUSTOMERS

     Sales to one publicly traded, international customer consisted of approximately 59% of total sales for 1996. Sales to the fourteen individual operating entities of this major customer have been combined for calculation of this percentage. Total sales to this same customer in 1995 was 61% of total sales. The aggregate accounts receivable balance for this major customer was $1,322,423 and $1,196,003 in 1996 and 1995, respectively.


10 - EMPLOYEE BENEFIT PLANS

     The Company sponsors a profit sharing and 401(k) salary-reduction plan which covers substantially all employees. Contributions to the profit sharing plan are at the discretion of the Board of Directors. A profit sharing plan contribution of $126,415 was approved for 1996; whereas no contribution was made in 1995. The Company matches 25% of employee, voluntary salary-reduction contributions to a maximum 3% of total compensation. The employer matching expense was $61,131 for 1996 and $45,581 for 1995. Fees paid by the Company for plan administration for 1996 and 1995 was $24,293 and $18,609, respectively.